SECURITIES AND EXCHANGE
Washington, D.C.
FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of
1934
Date of Report (Date of Earliest Event Reported)	January 16, 2007

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

57-1173164 (RFS Holding, L.L.C.)
20-0268039 (GE Capital Credit Card
333-107495, 333-107495-02	Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

c/o General Electric Capital Corporation
777 Long Ridge Road, Bldg. B, 3rd Floor,
Stamford, CT	06927
(Address of Principal Executive Offices)	(Zip Code)

(203) 585-6669
(Registration's Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables generated under consumer credit accounts, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to Private Label Credit Card Master Trust, HRSI Funding, Inc. (May 20, 1992), RFS Holding, L.L.C., on behalf of itself and its co-registrant GE Capital Credit Card Master Note Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits

Exhibit No.	Document Description

99.1	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2004-1, for January 16, 2007 Payment Date.

99.2	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2004-2, for January 16, 2007 Payment Date.

99.3	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-1, for January 16, 2007 Payment Date.

99.4	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-2, for January 16, 2007 Payment Date.

99.5	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-3, for January 16, 2007 Payment Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C. as depositor

Dated: January 16, 2007	By: /s/ Russell J. Walsh
Name: Russell J. Walsh
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Document Description

99.1	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2004-1, for January 16, 2007 Payment Date.

99.2	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2004-2, for January 16, 2007 Payment Date.

99.3	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-1, for January 16, 2007 Payment Date.

99.4	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-2, for January 16, 2007 Payment Date.

99.5	Monthly Noteholder’s Statement for GE Capital Credit Card Master Note Trust,
Series 2005-3, for January 16, 2007 Payment Date.